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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2002


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)



                                          0-12640              13-3186040
               Delaware                 (Commission          (IRS Employer
     (State or other jurisdiction       File Number)      Identification No.)
           of incorporation)


                     Suite 300, 315 East Eisenhower Parkway
                            Ann Arbor, MI 48108-3330
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 10, 2002, Kaydon Corporation ("Kaydon") decided to dismiss its independent auditors, Arthur Andersen LLP ("Andersen"), and to engage the services of Ernst & Young LLP as its new independent auditors. Kaydon's Board of Directors unanimously approved the change of independent auditors. Ernst & Young will audit Kaydon's consolidated financial statements for the fiscal year ending December 31, 2002.

         Andersen's reports on Kaydon's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During Kaydon's two most recent fiscal years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements between Kaydon and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Kaydon's two most recent fiscal years ended December 31, 2001 and 2000, or through the date hereof.

         Kaydon provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 10, 2002, stating its agreement with such statements.

         During Kaydon's two most recent fiscal years ended December 31, 2001 and 2000, and the through the date hereof, Kaydon did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  May 13, 2002                 KAYDON CORPORATION


                                   /s/  Kenneth W. Crawford
                                  ---------------------------------------------
                                  By:   Kenneth W. Crawford
                                        Vice President and Corporate Controller
                                        (Principal Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit No.    Description

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.